UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF
 THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2012

PHL VARIABLE INSURANCE COMPANY
(Exact name of registrant as specified in its charter)

Connecticut	333-20277	06-1045829

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One American Row, Hartford, CT	06102-5056

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 403-5000

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(a) On September 18, 2012, the Audit Committee (the “Audit Committee”) of PHL Variable Insurance Company (the “Company”) concluded that the Company's previously issued audited financial statements for the years ended December 31, 2011, 2010 and 2009 included in the Company's Annual Report on Form 10-K and the unaudited financial statements for the quarterly periods ended June 30, 2012, March 31, 2012, September 30, 2011, June 30, 2011, and March 31, 2011, included in the Company's Quarterly Reports on Form 10-Q (the “Previously Issued Financial Statements”) filed with the United States Securities and Exchange Commission (the “SEC”), should be restated because of certain errors in those financial statements (the “Restatement”). The Audit Committee evaluated these errors and determined that they had a material impact on the Previously Issued Financial Statements.  Accordingly, the Previously Issued Financial Statements and related financial information should no longer be relied upon.  The errors to be corrected by the Restatement are not expected to have a material impact on the Company’s financial results prepared in accordance with Statements of Statutory Accounting Principles filed with the state insurance regulators or its risk based capital computations for any of the periods noted. These errors had no impact on the consolidated financial statements of the Company's indirect parent, Phoenix Life Insurance Company, or its ultimate parent, The Phoenix Companies, Inc.

Subsequent to the filing of the Company’s Form 10-Q for the period ended June 30, 2012, certain errors were evaluated primarily related to the accounting for an intercompany reinsurance treaty between the Company and Phoenix Life Insurance Company originally entered into on September 30, 2008.   These errors relate to ceded premiums, and certain periodic adjustments to receivables, deferred acquisition costs and liability for policyholder benefits in the Company's financial statements beginning with the year ended December 31, 2008. As a result of these errors, the Company believes that its net loss was understated and stockholder's equity was overstated at December 31, 2011, 2010, 2009 and 2008.  The Company believes that the overall impact of the adjustments will not exceed approximately 15% of stockholder’s equity as of June 30, 2012.  As previously reported, the Company’s stockholder’s equity was $626.7 million at June 30, 2012.

The Audit Committee and management discussed these matters with the Company's independent registered public accounting firm (the “independent auditors”). The previously published audited financial statements and other financial information for the years ended December 31, 2011, 2010, and 2009, will be restated in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2011.   The interim financial statements for the periods ended June 30, 2012, March 31, 2012, June 30, 2011 and March 31, 2011 will be restated in the Company's Quarterly Reports on Form 10-Q/A for the periods ending June 30, 2012 and March 31, 2012.  The interim financial statements for the period ended September 30, 2011 will be restated in the Company’s Quarterly Report on Form 10-Q for the period ending September 30, 2012.  Additionally, management will be reassessing its conclusions on the effectiveness of the Company’s disclosure controls and procedures and internal controls over financial reporting reported in Item 9A of the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2011and Item 4 of each of the restated Quarterly Reports on Form 10-Q/A.

All such documents will be filed as soon as practicable.  The Company expects to file its Form 10-Q for the period ending September 30, 2012 with the SEC on or before its required due date.

The discussion of the Company’s revised financial results contained in this Current Report on Form 8-K has been prepared by management and represents management's current assessment of the revised results, which have not been audited or reviewed by the independent auditors.

Cautionary Statement Regarding Forward-Looking Statements

The foregoing may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements.  These forward-looking statements include statements relating to trends in, or representing management’s beliefs about, future developments affecting us and our future transactions, strategies, operations and financial results, and often contain words such as “will,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should” and other similar words or expressions.  Forward-looking statements are made based upon management’s current expectations and beliefs concerning trends and future developments and their potential effects on us.  They are not guarantees of future developments or performance.  Actual developments and our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our other filings with the SEC.  Certain other factors which may impact developments, our business, financial condition or results of operations or which may cause actual developments or results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at www.phoenixwm.com under “Investor Relations.”  You are urged to carefully consider all such factors.  We do not undertake or plan to update or revise forward-looking statements to reflect actual developments, results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this discussion, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized.  If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this discussion, such statements or disclosures will be deemed to modify or supersede such statements in this discussion.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHL Variable Life Insurance Company

Date: September 18, 2012	By:	/s/ Peter A. Hofmann
Name: Peter A. Hofmann
Title: Senior Executive Vice President and Chief Financial Officer